Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated January 20, 2016
to the
Convergence Market Neutral Fund (the “Fund”)
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated December 28, 2015

This supplement makes the following amendments to disclosures in the Fund’s Prospectus, Summary Prospectus and SAI dated December 28, 2015:

Effective December 31, 2015, Mr. Justin Neuberg has been added as a portfolio manager of the Convergence Market Neutral Fund.

The following disclosures are hereby revised to reflect the addition of Mr. Neuberg as a portfolio manager:

Summary Prospectus

The disclosure under the Summary Section entitled “Management – Portfolio Managers” on page 3 is amended to read as follows:

Portfolio Managers

David J. Abitz, CFA, Chief Investment Officer, Partner and Director of the Adviser, has served as a portfolio manager for the Fund since the Fund commenced operations in December 2015.  Mr. Justin Neuberg, CFA, Senior Analyst of the Adviser has also served as a portfolio manager for the Fund since the Fund commenced operations in December 2015.

Prospectus

The disclosure under the section entitled “Management of the Fund – Portfolio Manager” beginning on page 9 is amended to read as follows:

Portfolio Managers
Mr. David J. Abitz and Mr. Justin Neuberg are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s investment portfolio.  Mr. Abitz and Mr. Neuberg are supported by Mr. Jonathan G. Franklin and Mr. Todd Hanson, each a Senior Analyst with the Adviser.

The disclosure under the section entitled “Management of the Funds – Portfolio Managers” beginning on page 9 is amended to include the following:

CFA® is a registered trademark owned by the CFA Institute.

SAI

The section entitled “Management of the Fund – Portfolio Manager”, beginning on page 30 is amended as follows:

Portfolio Managers
As stated in the Prospectus, Mr. David J. Abitz, CFA and Mr. Justin Neuberg, CFA (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund’s investment portfolio.  Mr. Abitz and Mr. Neuberg are supported by Mr. Jonathan G. Franklin and Mr. Todd Hanson, each a Senior Analyst with the Adviser.

The following provides information regarding other accounts managed by the Portfolio Managers as of September 30, 2015:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

David J. Abitz
Other Registered Investment Companies	2	$291,001,093	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	293	$150,004,657	0	$0

Justin Neuberg(1)
Other Registered Investment Companies	0	$0	$0	$0
Other Pooled Investment Vehicles	0	$0	$0	$0
Other Accounts	0	$0	$0	$0

(1)	Assets and amounts for Mr. Neuberg are as of November 30, 2015.

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another.  Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The Adviser compensates the Portfolio Managers for their management of the Fund.  The Portfolio Managers are compensated with a fixed salary.  Additionally, the Portfolio Managers maintain an equity interest in the Adviser.

As of the date of this SAI, the Portfolio Managers did not own any shares of the Fund.

Please retain this supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.